UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21712

Clough Global Equity Fund
(Exact name of registrant as specified in charter)

1625 Broadway, Suite 2200, Denver, Colorado			80202
(Address of principal executive offices)			(Zip code)

Erin E. Douglas, Secretary Clough Global Equity Fund 1625 Broadway, Suite 2200 Denver, Colorado 80202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2006

Item 1.  Reports to Stockholders.

2

Semi-Annual Report September 30, 2006 (unaudited)

SHAREHOLDER LETTER

September 30, 2006 (unaudited)

October, 2006

To Our Shareholders;

The Clough Global Equity Fund’s (the “Fund”) closing market price on September 30, 2006 was $20.26, a decline from its market price of $22.46 as of March 31, 2006. Additionally, $0.68 per share in distributions were paid during the period, so the Fund’s total return to shareholders, including reinvested dividends, based on market price was -7.12%. Meanwhile the Fund’s underlying net asset value, adjusting for reinvested dividends, declined 5.6% from $23.74 to $21.76 during the six months ending September 30, 2006. The Fund’s net asset value, including distributions, has increased 22.6% since inception in April 2005.

Although returns since inception for the Clough Global Equity Fund have been strong, returns for the past six months trail most market benchmarks. This reflects a dramatic shift in market leadership for which we were not positioned. What we have called “the globalization trade” (energy, selective non-U.S. markets, and the occasional commodity investment) suddenly stopped working in May and in September a rally emerged in the Dow and S&P 500, particularly in stocks of technology and retail companies. The Fund has a modest commitment in technology, but has a negligible position in retail stocks due to their high valuations and decelerating sales. Earlier in the year the Fund liquidated most of its basic commodity positions but we have kept selective energy holdings and declines in these were responsible for much of the Fund’s first half underperformance. The Japanese markets also lagged global markets during this period. In response, we have made a number of adjustments to the Fund. Our commodity exposure is modest, limited to a few precious metals stocks. While sustaining our energy exposure we have limited it to what we believe are the most valuable oil and gas producers and the deep water drilling companies. More on that later in the letter.

In terms of importance, a broad portfolio of global financial stocks, which consist of property-casualty reinsurance, Japanese and Brazilian banks and global investment banks collectively rank as our largest single investment theme; equities based upon a domestic Japanese recovery, and energy also remain large commitments.

Central banks are tightening money and yet global bond yields remain low. We see a slower U.S. economy in coming years as the housing boom slows, bringing on a structural period of low inflation and interest rates. As the global stock of liquidity continues to expand there will be growth opportunities in managing its migration. In the U.S., $60 trillion in financial assets are supported by a $13 trillion GDP, while non-gold international reserves held by central banks total $4.7 trillion, 15% higher year on year. Emerging market central banks hold $3.3 trillion, 21% higher than a year ago. All this suggests that the recurrence of the financial crises of the 1990s, which came from recurrent liquidity squeezes when bank credit collapsed, are unlikely.

This also suggests that cross border merger and acquisition activity, investment management and developing economy capital market activity will be growth areas for some time. We have a portfolio of stocks of financial companies with a global reach, access to the movement of global capital flows, or franchises in the fastest growing financial markets. Some have strong emerging market exposure and growing private wealth management operations. They are located in the U.S., Europe, Asia and Latin America. Multiples are low, spreads are widening and dividend yields are in the 3-4% range. Along with Barclay’s PLC (a UK based institution with global reach and a strong Exchange Traded Funds business), we have even recently added (since 9/30) Lloyd’s TSB Group PLC (another UK based institution which would offer an acquisitive U.S. institution quick foreign exposure), and Citigroup (C–NYSE) to the portfolio. The company has a global reach, the stock has done nothing throughout the entire bull market. Earnings have been sluggish due to high investment levels and cost pressure. As a result, management is under pressure to improve shareholder returns and these headwinds seem to be abating. A 4% yield limits downside in the stock. This is balanced by short positions in U.S. mortgage and consumer dependent banking institutions.

We think Brazilian banks offer one of the best financial growth stories on the planet, growing 20–25% per year and book values even faster. Collectively, they have very solid capital bases, interest rates are declining in Brazil, home mortgage and consumer credit cycles are emerging for the first time and mortgage securitization is being explored. The stocks offer 3-4% yields in a strong currency. Brazilian stocks and the currency rallied in the face of news that a presidential election runoff was required. When a confused political situation is shrugged off by the financial markets and stocks rally, the signal is a positive one.

The Fund also holds a portfolio of Asian financial institutions and real estate investment trusts where the first credit cycle in a decade is just beginning. Hong Kong residential property offers strong interest rate sensitivity in a slowing world. Supply restrictions and a falling real mortgage rate are good stimuli. We own a number of well capitalized Asian banking institutions with exposure to a Chinese credit cycle. For over a decade following the 1997 Asian financial collapse, little has happened on the credit front. Now, with better capitalized banks and reformed capital markets, lending and real estate cycles can get underway.

Our long-held insurance stocks are beginning to perform. A naïve analysis would suggest the reason is a lack of hurricane events, but the real opportunity would become more apparent if pricing holds up for the reinsurers even in a high return scenario. The industry is more of an oligopoly and the value of global assets that must be insured is growing so rapidly that the industry’s capital base is likely to remain short. We expect P/E multiples to be higher.

Our greatest disappointment has been Japanese share prices, which have declined in U.S. dollar terms this year, and have been a major drag on the Fund. Japan’s smaller capitalization equity indexes have remained depressed at their midsummer lows despite a strong economy while equity markets everywhere else have rallied. While the U.S. consumer is running out of steam and competition is brutal in U.S. consumer industries, the Japanese consumer is just ramping up.

We are bullish on Japan. Foreign investors have left that market but domestic money flows will shift out of government bonds and real estate into shares as corporate profitability continues to rise. Our Japanese holdings have been a drag on performance this year, yet we believe Japan may provide one of the developed world’s major bull markets for the rest of the decade. With employment and capital spending accelerating, profits will be strong in 2007. Japan has a positive output gap, labor is tight, incomes are rising and productivity and profits are strong. Even in a weak lending environment, Japanese bankers have delivered double digit earnings growth this year. Japanese households and businesses hold huge amounts of liquidity and the Bank of Japan has been reluctant to raise interest rates from little more than zero. Moreover the Yen has been weak all year as Yen borrowings have moved offshore. Our guess is all of these will be the basis for strong returns to U.S. dollar investors in 2007.

As 2006 draws to a close, the Japanese market is the world’s cheapest. P/E ratios are just barely above those in the U.S., but interest rates are far lower. Japan’s Tankan survey, the best leading indicator we can find, is at a two year high. Japanese regional bank stocks are down 8% year to date yet they boast market capitalization to asset ratios of 8% and interest rates on loans are moving well ahead of deposit costs as the Bank of Japan tightens (i.e. net interest margins are expanding). U.S. banks are twice as expensive and they will begin to see loan quality problems. Japanese banks are past theirs. The investment trust business is also picking up as Japanese investors begin to mobilize deposits. Sumitomo Trust just raised its earnings estimate 30%.

Energy as an investment theme has become very controversial and experts are on both sides of the secular argument. Oil prices have declined $20 per barrel begging the question: Is the energy cycle over or are we simply late in an energy stock correction that begun a year ago? Although we think the latter, we do listen to the market, see what we think are seasonal weakness in oil and gas pricing, and have focused our long holdings to stocks of oil and gas producers with long lived low cost reserves and oil service companies involved in deep water exploration and production. Our strategy is to own the companies that have the oil and will be responsible for any new production and the companies that dominate the services and technologies necessary to access it.

Many energy stocks have declined so sharply that an oil price collapse and a peaking in oil service profitability are being discounted when both are unlikely. In fact the evidence suggests that a period of high energy prices and high cash on cash returns for well positioned producers will persist for some years. Even at $50 per barrel oil, Anadarko Petroleum Corp., a Fund holding, should generate cash returns upwards of 35% on its deepwater Gulf of Mexico fields. Energy stocks never discounted $60 oil and have declined so sharply that single digit P/E ratios are common. We still believe the long term upside is far greater than the commonly feared downside. There are several reasons for this:

1)      Every data point we see suggests well productivity globally is in steep and accelerating decline and that the investment necessary to sustain current production is not being made. Global production has decelerated in each of the past three years and in recent months appears to have stopped growing altogether despite a 50% increase in active rigs, according to the Bank Credit Analyst.

2)      Even in a slowing world economy there is no sign demand has slackened, and indeed could reaccelerate as recent wholesale price declines reach the retail gasoline pump. Recent EIA forecasts include lowered demand growth estimates, but they have consistently overestimated supply and underestimated demand.

3)      High absolute oil and gas inventories are in the news, but when related to global GDP, global inventories reached a new low. Non-OPEC supplies are scheduled to increase in 2007, but those estimates assume new production will come easy. That rarely happens and in any case won’t be repeated in 2008-2010. Structural growth in Asia continues to bear on demand and in the absence of a severe U.S. recession; global demand will put renewed pressures on supplies once the Northern Hemisphere winter appears.

4)      U.S. gasoline and heating oil inventories are high only relative to historical levels, and that is due to huge imports, which will fall back as refining spreads decline. Relative to global usage, inventories are structurally quite small. The crude oil futures market is in contango with six month out futures selling at 10% premiums to the spot month. Some have argued that indicates the market is calling for higher, not lower inventories. We suspect oil prices will be volatile in both directions but remain at higher prices than the stocks are discounting. With oil in the $50 to $75 range, the value of reserves will continue to rise in value. We note that highly vocal integrated oil executives who predict excess supplies will drive oil to $35 bbl preside over companies whose oil reserves are depleting the fastest.

5)      It is normal for cyclical stocks like energy to sell at low P/E ratios when the cycle peaks, but many stocks are cheap on book value. For example, Parallel Petroleum, a Fund holding with strong exposure to potentially prolific Barnett Shale deposits sells at a 40% discount to net asset value. Hess Corp. sells at a 30% discount to net assets.

6)      Energy stocks may behave like technology stocks in the 1990s, displaying sudden corrections but sustaining a secular uptrend that could last a decade. The next rise in the stocks could be driven by a rise in the industry’s P/E ratio as it continues to generate huge cash flow and continues to buy back its stock.

7)      As the majors continue to let their reserves run down, the major independents with large and growing reserves like Devon Energy Corp. and Anadarko Petroleum become attractive targets for acquisition.

At present we are rebuilding our natural gas exposure and believe natural gas investments will again prove rewarding. Storage levels are temporarily high, and for the moment that will kill off demand for low cost land drilling equipment and put pressure on coal producers. Most marginal gas producers need $6 gas to remain profitable, but that is a very profitable level for low cost producers. Chesapeake Energy has shut in 6% of its gas production indicating $4 gas is no more sustainable than $40 oil.

The way we think this will all play out is as follows. The coming of cold weather and the end of the low demand “shoulder season” will stabilize prices at relatively high levels, certainly enough to support investment in deep water drilling and Canadian Oil Sands. This is very costly, and in the case of Oil Sands, very gas intensive drilling. New reserves may evolve, but at high cost. In the meantime very substantial profit declines have been discounted in equities we do not think will emerge. P/E ratios have to rise (i.e., the cost of capital will have to decline) for this sector if the large investments necessary to develop new fields will be made.

We have diversified the Fund so no one theme dominates performance and have added other positions to diversify. After six years of underperformance there are values in the technology sector and we have built holdings there in the semiconductor and telecommunications sectors. We have recently added shares of Sprint-Nextel to the portfolio, a stock which has declined over 30% in the last six months due to slowing subscriber growth and merger integration issues. We believe current earnings and management turnover problems are discounted yet it sports strong spectrum and consumer franchise values and potential margin expansion as the Nextel and Sprint networks are integrated.

Net equity exposure in the Fund is below 100%. We have read the market wrong over the last five or six months but believe we hold the right secular themes with good values and low expectations. We have never seen a credit cycle like the recent U.S. mortgage boom unwind without negative economic consequences in the economic sector that did the borrowing and our short positions are focused on consumer companies where earnings expectations are too high on mortgage lenders with aggressive balance sheets.

We thank you for investing in the Clough Global Equity Fund and invite you to read updates on the website www.cloughglobal.com.

Sincerely,

Charles I. Clough, Jr.

Clough Capital Partners, L.P. is a Boston-based investment management firm that has approximately $2.7 billion under management. For equities, the firm uses a global and theme-based investment approach based on identifying chronic shortages and growth opportunities. For fixed-income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. These three are the portfolio managers for the Clough Global Equity Fund.

PORTFOLIO ALLOCATION

September 30, 2006 (unaudited)

Asset Type (As a percentage of total investments)

Common Stocks	70.47%
U.S. Government & Agency Obligations	11.26%
Short-Term Investments	7.39%
Asset/Mortgage - Backed Securities	4.18%
Exchange Traded Funds	4.01%
Corporate Bonds	1.09%
Options Purchased	0.85%
Preferred Stocks	0.47%
Closed-End Funds	0.28%

Global Breakdown (As a percentage of total investments)

United States	60.39%
Japan	16.45%
Bermuda	6.50%
Brazil	3.44%
Canada	2.28%
China	2.18%
Hong Kong	1.89%
Thailand	1.37%
Great Britain	1.06%
Israel	1.03%
Finland	0.59%
South Africa	0.39%
Switzerland	0.39%
Australia	0.38%
Taiwan	0.33%
Mexico	0.30%
Columbia	0.23%
Singapore	0.19%
South Korea	0.17%
India	0.17%
Ireland	0.10%
Chile	0.06%
Panama	0.05%
Argentina	0.03%
New Zealand	0.01%
Russia	0.01%
Other Countries	0.01%

STATEMENT OF INVESTMENTS

September 30, 2006 (unaudited)

	SHARES	VALUE
COMMON STOCK 106.35%
Consumer/Retail 7.02%
Coinmach Service Class A	200,000	$1,986,000
Daimaru Inc.	221,100	2,730,877
DSW Inc. (a)	152,209	4,794,584
Fast Retailing Company Ltd.	38,300	3,595,742
Honeys Co. Ltd.	40,400	2,062,324
Komeri Company Ltd.	30,000	1,000,635
Nikon Corp.	83,000	1,714,455
Point Inc.	56,600	2,989,917
Staples Inc.	50,400	1,226,232
Toppan Forms Company Ltd.	137,600	1,739,148
Uni-Charm Corp.	42,600	2,365,765
Yamada Denki Co. Ltd.	10,500	1,052,444
		27,258,123

Energy 19.37%
Coal 0.64%
Evergreen Energy Inc. (a)	56,300	591,713
Penn Virginia Resources Partners LP	20,300	487,809
Westmoreland Coal Company (a)	70,900	1,394,603
		2,474,125

Exploration & Production 7.11%
Anadarko Petroleum Corp.	51,900	2,274,777
Carrizo Oil & Gas Inc. (a)	17,933	462,492
Chesapeake Energy Corp. *	115,400	3,344,292
Chevron Corp	42,200	2,737,092
ConocoPhillips *	35,100	2,089,503
Devon Energy Corp.	102,000	6,441,300
Encana Corp. *	12,500	583,625
Hess Corp. *	25,600	1,060,352
Newfield Exploration Co. (a)	65,100	2,508,954
Parallel Petro Corp. (a)	36,700	736,202
PetroHawk Energy Corp. (a)	15,000	155,700
Petrohawk Energy Corp. (a)(b)	30,100	312,438
Southwestern Energy (a)	75,300	2,249,211
Talisman Energy Inc.	103,500	1,688,964
Ultra Petroleum Corp. (a)	20,400	981,444
		27,626,346

Oil Services and Drillers 11.62%
Addax Petroleum Corp. (c)	54,300	1,299,022
Baker Hughes Inc.	51,000	3,478,200
BJ Services Company	14,400	433,872
Cameron International Corp. (a)	36,100	1,743,991

	SHARES	VALUE
Oil Services and Drillers (continued)
Diamond Offshore Drilling Inc. *	40,400	$2,923,748
ENSCO International Inc.	49,800	2,182,734
FMC Technologies Inc. (a)	106,669	5,728,126
Global SantaFe Corp.	41,700	2,084,583
Halliburton Company *	62,500	1,778,125
Helix Energy Solutions Group Inc. (a)	106,000	3,540,400
Hydril (a)	18,900	1,059,534
National - Oilwell Inc. (a)	8,000	468,400
Noble Corp.	44,100	2,830,338
Oil States International Inc. (a)	45,900	1,262,250
Rowan Companies Inc.	70,386	2,226,309
Schlumberger Ltd.	90,700	5,626,121
Superior Energy Services (a)	5,000	131,300
Transocean Inc. (a) *	62,800	4,598,844
Weatherford International (a)	40,600	1,693,832
		45,089,729
TOTAL ENERGY		75,190,200

Finance 24.07%
Banks 18.96%
77 Bank Ltd.	442,000	3,064,533
Banco Bradesco - Spon ADR	111,800	3,728,530
Banco Itau Holding Financeira - Spon ADR	72,600	2,178,000
BanColombia SA - Spon ADR	44,200	1,264,120
Bangkok Bank PCL	874,900	2,492,062
Bank of East Asia Ltd.	417,000	1,902,839
Bank of Ireland	12,800	250,446
Bank of Kyoto Ltd.	184,600	1,865,925
Bank of New York Co. Inc	95,000	3,349,700
Bank of Yokohama Ltd.	611,000	4,810,413
Barclays PLC - Spon ADR	49,500	2,513,115
Brookline Bancorp, Inc.	183,500	2,523,125
Chiba Kogyo Bank Ltd. (a)	119,900	2,014,827
China Merchants Bank Co. Ltd. (a)	90,500	127,549
Daiwa Securities Group Inc.	629,000	7,337,668
DBS Group Holdings Ltd.	58,000	701,149
First Niagara Financial Group Inc.	20,000	291,600
Hokkoku Bank Ltd.	218,100	976,719
Joyo Bank Ltd.	646,000	3,833,617
Kasikornbank PCL	1,041,100	1,856,880
Kookmin Bank	12,000	936,360
Mellon Financial	78,900	3,084,990
Mizuho Financial Group Inc.	269	2,085,960
NewAlliance Bancshares Inc.	112,700	1,651,055
Nikko Cordial Corp.	330,100	3,828,461
Nomura Holdings Inc - ADR *	226,800	3,987,144

	SHARES	VALUE
Banks (continued)
Shizuoka Bank Ltd.	496,000	$5,391,441
Siam Commercial Bank PCL	1,120,000	1,788,899
Siam Commercial Bank PCL	761,000	1,215,493
Towa Bank Ltd.	207,000	485,410
UBS AG	34,900	2,069,919
		73,607,949
Non-Bank 5.11%
Apollo Investment Corp. *	528,626	10,842,119
Ares Capital Corp.	35,500	618,410
Crystal River Capital Inc.	58,700	1,343,056
MCG Capital Corp.	160,000	2,612,800
Mitsubishi UFJ Financial Group Inc.	186	2,393,397
NIS GROUP Co. Ltd.	2,400,000	1,503,492
Thomas Weisel Group (a)	31,900	511,995
		19,825,269
TOTAL FINANCE		93,433,218

Healthcare 1.58%
BioSphere Medical Inc. (a)(b)	100,000	660,000
Biosphere Medical Inc. (a)	121,100	799,260
Elan Corp Plc- Spon ADR (a)	19,000	292,220
Sepracor Inc.(a)	90,000	4,359,600
		6,111,080
Industrial 10.55%
American Science & Engineering Inc. (a) *	73,812	3,581,358
Bunge Ltd.	10,900	631,655
Deere & Co.	11,300	948,183
Dresser-Rand Group Inc. (a)	96,305	1,964,622
Empresa Brasileira de Aeronautica - Spon ADR *	149,800	5,882,646
General Electric Co.	89,300	3,152,290
Hexcel Corp. (a)	129,100	1,826,765
Insituform Technologies - Class A (a)	31,700	769,676
International Rectifier Corp. (a)	51,200	1,783,808
Kokuyo Company Ltd.	222,500	3,537,397
Magal Security Systems Ltd. (a)	254,826	2,415,750
McDermott International Inc. (a)	21,600	902,880
Noritz Corp.	48,000	835,048
Olin Corp.	203,600	3,127,296
Pasona Inc.	807	1,564,470
Sasol LTD-Sponsored ADR.	63,009	2,072,366
Smurfit-Stone Container Corp. (a)	374,900	4,198,880
Tata Motors Ltd. - Spon ADR	49,300	915,994
Washington Group International Inc.	10,000	588,600
Willbros Group Inc. (a)	16,000	249,920
		40,949,604

	SHARES	VALUE
Insurance 10.96%
Allstate Corp. (a)	32,000	$2,007,360
American International Group *	28,400	1,881,784
Arch Capital Group Ltd. (a)	64,700	4,107,803
Aspen Insurance Hldg.	61,300	1,583,379
Everest Re Group Ltd.	28,100	2,740,593
Hanover Insurance Group Inc.	11,000	490,930
Montpelier Re Holdings Ltd.	438,000	8,492,820
PartnerRe Ltd. *	168,100	11,358,517
Platinum Underwriters Holdings	177,700	5,478,491
RAM Holdings Ltd. (a)	40,800	530,400
St. Paul Travelers Cos Inc.	82,000	3,844,980
		42,517,057

Media 0.04%
Asahi Broadcasting Corp.	1,000	135,788

Metals & Mining 1.41%
Coeur d’Alene Mines Corp. (a)	325,600	1,533,576
Newmont Mining Corp.	13,900	594,225
North American Palladium Ltd. (a)	107,400	785,094
Pan American Silver Corp. (a)	64,000	1,250,560
Sherritt International Corp.	70,000	610,602
Stillwater Mining Co. (a)	85,200	715,680
		5,489,737

Real Estate 6.01%
Aeon Mall Co. Ltd.	7,600	401,473
Cheung Kong Holdings Ltd.	279,500	3,001,056
China Unicom Ltd.	643,000	633,867
Daiwa House Industry Co	234,000	4,051,048
Goldcrest Company Ltd.	48,200	2,615,551
Hysan Development Co. Ltd.	355,000	910,437
Mitsubishi Estate Co. Ltd.	115,600	2,524,851
Mitsui Fudosan Co. Ltd.	110,000	2,500,317
Tokyo Corp.	495,000	3,402,667
Trinity Capital Plc (a)(c)	614,774	995,674
Trustreet Properties Inc.	80,900	1,012,059
Urban Corp.	102,800	1,286,251
		23,335,251

Real Estate Investment Trusts (REITS) 0.22%
Champion REIT (a)(c)	453,000	225,609
Mills Corp.	38,300	639,993
		865,602

	SHARES	VALUE
Technology & Communications 13.21%
Avnet Inc. (a)	163,900	$3,215,718
Canadian Satellite (a)	25,000	156,565
Canadian Satellite - Class A (a)(c)	51,700	323,775
Cisco Systems Inc. (a)	116,600	2,681,800
CTC Media Inc. (a)	2,100	46,830
Dell Inc. (a)	142,200	3,247,848
Google, Inc. (a)	15,200	6,108,880
Intel Corp.	162,400	3,340,568
Lenovo Group Ltd.	7,126,000	2,798,940
Motorola Inc.	40,600	1,015,000
News Corp - Class B	374,200	7,723,488
Nokia Corp - Spon ADR	160,600	3,162,214
Oracle Corp.(a) *	157,600	2,795,824
Photon Dynamics Inc. (a)	40,000	530,800
Qualcomm Inc.	124,400	4,521,940
Radvision Ltd. (a)	190,800	3,148,200
Research In Motion (a)	38,600	3,962,676
Sprint Nextel Corp.	144,600	2,479,890
		51,260,956

Transportation 3.30%
All Nippon Airways Co. Ltd.	648,000	2,622,171
AMR Corp. (a)	25,300	585,442
East Japan Railway Company	134	937,007
Gol - Linhas Aereas - ADR	69,000	2,370,150
Golar LNG, Ltd. (a)	85,300	1,108,900
JB Hunt Transport Services Inc.	60,200	1,250,354
Kamigumi Co. Ltd.	220,000	1,715,302
Nippon Express Co. Ltd.	274,000	1,468,292
Swift Transportation Co. Inc (a)	32,300	766,156
		12,823,774

Utilities 8.61%
British Energy Group PLC (a)	51,800	563,012
China Power International Development Ltd.	934,300	382,563
Datang International Power Generation Co. Ltd.	1,240,000	931,116
Duke Energy Corp.	49,500	1,494,900
Edison International	68,100	2,835,684
Entergy Corp.	15,000	1,173,450
Exelon Corp.	46,300	2,803,002
Huadian Power International Co.	1,468,900	416,688
Huaneng Power International Inc	2,183,000	1,574,767
ITC Holdings Corp.	45,100	1,407,120
Mirant Corp. (a)	125,200	3,419,212

	SHARES	VALUE
Utilities (continued)
NiSource Inc.	65,000	$1,413,100
NRG Energy Inc. (a)	60,500	2,740,650
PPL Corp.	5,000	164,500
Public Service Enterprise Group Inc. *	64,800	3,965,112
Reliant Energy Inc. (a)	144,600	1,780,026
Southern Company	64,000	2,205,440
Southern Union Company	12,045	318,109
Williams Cos. Inc.	160,100	3,821,587
		33,410,038
TOTAL COMMON STOCK (Cost $390,256,476)		412,780,428
EXCHANGE TRADED FUNDS 6.05%
iShares
Dow Jones Select Dividend	70,000	4,643,100
FTSE/Xinhua China 25 Index Fund *	60,000	4,869,000
MSCI Canada	66,000	1,584,000
MSCI Hong Kong	227,900	3,240,738
MSCI Pacific	28,000	3,106,600
MSCI Taiwan	135,900	1,759,905
S&P Latin America 40 *	30,000	4,270,500
TOTAL EXCHANGE TRADED FUNDS (Cost $19,675,744)		23,473,843

PREFERRED STOCKS 0.71%
XL Capital Ltd., 6.50%	122,000	2,769,400
TOTAL PREFERRED STOCKS (Cost $2,873,368)		2,769,400

SHORT TERM INVESTMENTS 11.15%
Money Market Instruments 8.58%
JP Morgan Prime	33,283,937	33,283,937
TOTAL MONEY MARKET INSTRUMENTS (Cost $33,283,937)		33,283,937

Commercial Paper 2.57%
GE Capital Corp, maturity date 10/11/06	10,000,000	9,987,000
TOTAL COMMERCIAL PAPER (Cost $9,987,000)		9,987,000
TOTAL SHORT TERM INVESTMENTS (Cost $43,270,937)		43,270,937

CLOSED-END FUNDS 0.42%
The Ottoman Fund (a)(c)	835,800	1,627,501
TOTAL CLOSED-END FUNDS (Cost $1,453,874)		1,627,501

		PRINCIPAL
DUE DATE	COUPON	AMOUNT	VALUE
CORPORATE BONDS 1.64%
Barclays Bank PLC
09/24/2007+	17.00%	$2,000,000	$2,172,650
Consolidated Edison Co. of New York
06/15/2036(a)	6.20%	4,000,000	4,206,780
TOTAL CORPORATE BONDS (Cost $5,992,467)			6,379,430

ASSET/MORTGAGE BACKED SECURITIES 6.31%
Federal National Mortgage Association (FNMA) Pool
06/01/2036	6.00%	9,755,822	9,803,869
FNR
Series 2006-65, Class DP, maturity date 7/25/2036	6.00%	9,933,691	9,745,348
Series 2006-83, Class HZ, maturity date 9/25/2036	6.00%	5,000,000	4,924,460
TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $24,195,574)			24,473,677

U.S. GOVERNMENT & AGENCY OBLIGATIONS 17.00%
Federal National Mortgage Association (FNMA)
09/26/2036	6.55%	15,000,000	15,011,535
Federal Home Loan Mortgage Corporation (FHLMC)
08/10/2016 ^	8.55%	7,500,000	7,474,875
10/12/2021 ^ +	8.00%	10,000,000	10,000,000
U.S. Treasury Bond
02/15/2031 *	5.375%	31,000,000	33,492,121
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $66,818,068)			65,978,531

	EXPIRATION	EXERCISE	NUMBER OF
	DATE	PRICE	CONTRACTS	VALUE
PURCHASED OPTIONS 1.28%
Call Options Purchased 1.09%
iShares Lehman 20+ Year Treasury Bond Fund	January, 2008	$88.00	10,000	4,250,000
TOTAL CALL OPTIONS PURCHASED (Cost $3,007,500)				4,250,000

Put Options Purchased 0.19%
iShares Russell 2000 Index Fund	November, 2006	71.00	4,000	720,000
TOTAL PUT OPTIONS PURCHASED (Cost $1,909,680)				720,000
TOTAL PURCHASED OPTIONS (Cost $4,917,180)				4,970,000
Total Investments (Cost $559,453,688)	150.91%			$585,723,747

Liabilities in Excess of Other Assets	(5.75)%			(22,327,452)

Liquidation Preference of Auction
Market Preferred Shares, Series M28 and F7 (including dividends payable on preferred shares)	(45.16)%			(175,265,767)

NET ASSETS	100.00%			$388,130,528

SCHEDULE OF OPTIONS WRITTEN

	EXPIRATION	EXERCISE	NUMBER OF
	DATE	PRICE	CONTRACTS	VALUE
COVERED CALL OPTIONS WRITTEN
iShares Lehman 20+ Year Treasury Bond Fund	January, 2008	$93.00	10,000	$(2,075,000)
TOTAL COVERED CALL OPTIONS WRITTEN (Premiums received $1,417,456)				(2,075,000)
PUT OPTIONS WRITTEN
iShares Russell 2000 Index Fund	November, 2006	$61.00	4,000	(90,000)
TOTAL PUT OPTIONS WRITTEN (Premiums received $595,302)				(90,000)
TOTAL OPTIONS WRITTEN (Premiums received $2,012,758)				$(2,165,000)

SCHEDULE OF SECURITIES SOLD SHORT

Name	SHARES	VALUE
American Eagle Outfitters	(59,000)	$(2,585,970)
Arch Coal Inc.	(35,500)	(1,026,305)
Archer-Daniels-Midland Co.	(85,000)	(3,219,800)
CH Robinson Worldwide Inc.	(40,900)	(1,823,322)
Cheniere Energy Inc. (a)	(76,500)	(2,272,815)
Comerica Inc.	(58,000)	(3,301,360)
CONSOL Energy Inc.	(43,800)	(1,389,774)
Cummins Inc.	(16,400)	(1,955,372)
Dominion Resources Inc.	(20,000)	(1,529,800)
Downey Financial Corp.	(48,500)	(3,227,190)
El Paso Corp.	(101,200)	(1,380,368)
Factset Research Systems Inc.	(11,100)	(539,127)
Fastenal Company	(13,700)	(528,409)
Frontline Limited	(58,700)	(2,260,537)
Harley-Davidson Inc.	(35,100)	(2,202,525)
Jefferies Group Inc.	(19,700)	(561,450)
LandAmerica Financial	(90,600)	(5,960,574)

Name	SHARES	VALUE
Longs Drug Stores Corp.	(48,000)	$(2,208,480)
Massey Energy Company	(32,300)	(676,362)
Nabors Industries Ltd. (a)	(32,900)	(978,775)
Panera Bread Co.(a)	(20,700)	(1,205,775)
Patterson-UTI Energy Inc.	(159,700)	(3,794,472)
Peabody Energy Corp.	(30,600)	(1,125,468)
Polaris Industries Inc.	(50,100)	(2,061,615)
Sony Corp. - Spon ADR	(100,000)	(4,036,000)
Thor Industries Inc.	(31,400)	(1,292,738)
Timken Co.	(46,400)	(1,381,792)
Toro Co.	(75,000)	(3,162,750)
Unit Corp. (a)	(17,600)	(809,072)
United States Steel Corp.	(27,200)	(1,568,896)
Walter Industries Inc.	(26,600)	(1,135,288)
TOTAL SECURITIES SOLD SHORT (Proceeds $64,238,474)		$(61,202,181)

	INTEREST	DELIVERY	PRINCIPAL
	RATE	DATE	AMOUNT	VALUE
TBA PURCHASE COMMITMENTS
Federal National Mortgage Association (FNMA) 30 Year TBA	5.50%	10/12/06	$15,000,000	$14,779,680
TOTAL TBA PURCHASE COMMITMENTS (Cost Payable $14,840,625)				$14,779,680

SCHEDULE OF FORWARD CURRENCY EXCHANGE CONTRACTS

CURRENCY SOLD & SETTLEMENT DATE	CURRENCY UNITS SOLD (000’S)	CURRENCY VALUE IN U.S. DOLLARS	UNREALIZED LOSS
Hong Kong Dollar, 10/03/06	1,690	$216,883	$(54)

ADR -American Depositary Receipt

(a)	Non-Income Producing Security
(b)	Private placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933
(c)

Securities exempt from registration under Rule 144A of Securities Act 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2006, these securities had total value of $4,471,581 or 1.15% of total net assets.

*	Security, or portion of securitiy, is being held as collateral for written options and/or short sales.
^	Floating or variable rate security - rate disclosed as of September 30, 2006. Maturity date represents the next reset date.
+	Fair valued security; valued in accordance with procedures approved by the Board of Trustees. As of September 30, 2006, these securities had total value of $12,172,650 or 3.14% of total net assets.

See Notes to Financial Statements

STATEMENT OF ASSETS & LIABILITIES

September 30, 2006 (unaudited)

Assets:
Investments, at value (Cost - see below)	$585,723,747
Cash	2,594,096
Deposit with broker for securities sold short and written options	56,762,370
Dividends receivable	706,113
Interest receivable	1,106,661
Receivable for investments sold	33,304,633
TBA purchase commitments, at value	14,779,680
Other assets	171,376
Total Assets	695,148,676

Liabilities:
Securities sold short (Proceeds $64,238,474)	61,202,181
Options written at value (Premiums received $2,012,758)	2,165,000
Forward Currency Contracts	54
Payable for investments purchased and TBA purchase commitments	67,512,983
Dividends Payable - Short Sales	118,625
Accrued investment advisory fee	497,437
Accrued administration fee	176,866
Accrued trustees fee	15,349
Accrued offering costs	31,628
Other payables	32,258
Total Liabilities	131,752,381

Preferred Stock (unlimited shares authorized):
Auction market preferred shares, Series M28 & F7, including dividends payable on preferred shares ($25,000 liquidation value per share, no par value, 4,000 and 3,000 shares issued and outstanding, respectively)	175,265,767

Net Assets	$388,130,528
Cost of investments	$559,453,688

Composition of Net Assets:
Paid in capital	339,604,235
Overdistributed net investment income	(16,210,754)
Accumulated net realized gain on investments, options, securities sold short and foreign currency transactions	35,636,295
Net unrealized appreciation in value of investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	29,100,752
Net Assets	$388,130,528
Shares of common stock outstanding of no par value, unlimited shares authorized	17,840,705
Net asset value per share	$21.76

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2006 (unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $95,093)	$3,379,071
Interest on investment securities	2,742,236
Interest on margin account	917,585
Total Income	7,038,892

Expenses:
Investment advisory fee	3,008,273
Administration fee	1,069,608
Trustees fee	46,272
Dividend expense - short sales	584,467
Broker/dealer fees	216,995
Miscellaneous	111,445
Total Expenses	5,037,060

Net Investment Income	2,001,832

Net realized gain (loss) on:
Investment securities	19,797,967
Foreign currency transactions	(63,172)
Options	(7,063,359)
Securities sold short	(16,619)
Change in unrealized appreciation / depreciation on investments, options, securities sold short, and translation of assets and liabilities denominated in foreign currencies	(33,501,902)
Net loss on investments, options, securities sold short and foreign currency transactions	(20,847,085)
Net Decrease in Net Assets from Operations	(18,845,253)
Distributions to Preferred Shareholders from Net Investment Income	(4,482,667)
Net Decrease in Net Assets Attributable to Common Shares from Operations	$(23,327,920)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

		For the
		Period
	For the	April 27, 2005
	Six Months Ended	(inception)
	September 30,	to
	2006**	March 31, 2006
Common Shareholder Operations:
Net investment income	$2,001,832	$3,388,030
Net realized gain (loss) from:
Investment securities	19,797,967	47,872,077
Foreign currency transactions	(63,172)	(116,902)
Options	(7,063,359)	(4,873,967)
Securities sold short	(16,619)	(4,226,645)
Change in net unrealized appreciation/depreciation on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(33,501,902)	62,602,655
Distributions to Preferred Shareholders
From net investment income	(4,482,667)	(4,007,324)
Net increase (decrease) in net assets attributable to common shares from operations	(23,327,920)	100,637,924

Distributions to Common Shareholders:
From net investment income	(12,042,856)	(16,744,251)
Net decrease in net assets from distributions	(12,042,856)	(16,744,251)

Capital Share Transactions:
Proceeds from sales of common shares, net of offering costs	—	290,665,000
Proceeds from the underwriters’ over-allotment option of common shares exercised, net of offering costs	—	40,026,000
Net asset value of common stock issued to stockholders from reinvestment of dividends	4,186,739	6,729,892
Costs from issuance of preferred shares	—	(2,100,000)
Net Increase in net assets from capital share transactions	4,186,739	335,320,892
Net Increase (Decrease) in Net Assets Attributible to Common Shares	(31,184,037)	419,214,565

Net Assets Attributable to Common Shares:
Beginning of period	419,314,565	100,000
End of period *	$388,130,528	$419,314,565

*Includes overdistributed net investment income of:	$(16,210,754)	$(1,687,065)

**unaudited

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

			For the Period
	For the		April 27, 2005
	Six Months Ended		(inception)
	September 30,		to
	2006**		March 31, 2006

Per Common Share Operating Performance
Net asset value - beginning of period	$23.74		$19.10
Income from investment operations:
Net investment loss	(1.49)		(0.02)
Net realized and unrealized gain on investments	0.44		6.01
Distributions to Preferred Shareholders:
From net investment income	(0.25)		(0.23)
Total from investment operations	(1.30)		5.76

Distributions to common shareholders:
From net investment income	(0.68)		(0.96)
Total distributions	(0.68)		(0.96)

Capital Share Transactions:
Common share offering costs charged to paid in capital	—		(0.04)
Preferred share offering costs and sales load charged to paid in capital	—		(0.12)
Total capital share transactions	—		(0.16)
Net asset value - end of period	$21.76		$23.74
Market price - end of period	$20.26		$22.46

Total Investment Return - Net Asset Value(1)	-5.62%		29.90%
Total Investment Return - Market Price (1)	-7.12%		17.36%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$388,131		$419,315
Ratio to average net assets attributable to common shareholders:
Total expenses before reimbursements(3)	2.52	%(2)	2.29	%(2)
Net expenses after reimbursements(3)	2.52	%(2)	2.26	%(2)
Net expenses excluding dividends on short sales (3)	2.23	%(2)	2.04	%(2)
Net investment income (3)	1.00	%(2)	0.98	%(2)
Preferred share dividend	2.24	%(2)	1.16	%(2)
Portfolio turnover rate	94%		164%
Auction Market Preferred Shares
Liquidation value, end of period, including dividends on preferred shares (000)	$175,266		$175,411
Total shares outstanding (000)	7		7
Asset coverage per share (4)	$80,485		$84,961
Liquidation preference per share	$25,000		$25,000
Average market value per share (5)	$25,000		$25,000

(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvesment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)	Annualized.
(3)	Ratios do not reflect dividend payments to preferred shareholders.
(4)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(5)	Based on monthly prices.

** unaudited

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

September 30, 2006 (unaudited)

1. Significant Accounting and Operating Policies

The Fund is a closed-end management investment company (that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated January 25, 2005. The Fund is a non-diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

Security Valuation:  The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Over-the-counter securities traded on NASDAQ are valued based upon the closing price. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

Foreign Securities:  The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Options:  The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non- income producing securities.

Written option activity as of September 30, 2006 was as follows:

Written Call Options	Contracts	Premiums
Outstanding at inception, March 31, 2006	—	$—
Positions opened	18,750	1,670,810
Expired	(5,000)	(177,719)
Closed	(3,750)	(75,635)
Outstanding, September 30 2006	10,000	$1,417,456
Market Value, September 30, 2006	—	$(2,075,000)

Written Put Options	Contracts	Premiums
Outstanding at inception, March 31, 2006	18,700	$1,082,340
Positions opened	34,000	3,562,167
Expired	(33,900)	(1,811,627)
Closed	(14,800)	(2,237,578)
Outstanding, September 30, 2006	4,000	$595,302
Market Value, September 30, 2006		$(90,000)

Short Sales:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Income Taxes:   The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements

Distributions to Shareholders:  The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

Securities Transactions and Investment Income:  Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates:  The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2. Taxes

Net unrealized appreciation/depreciation of investments based on federal tax cost as of September 30, 2006, were as follows:

Gross appreciation (excess of value over tax cost)	$44,123,843
Gross depreciation (excess of tax cost over value)	(13,477,595)
Net unrealized appreciation	$30,646,248
Cost of investments for income tax purpose	$555,077,500

3. Capital Transactions

Common Shares:  There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 17,840,705 common shares outstanding on September 30, 2006,  ALPS Fund Services, Inc. (“ALPS”) owned 5,236 shares.

Transactions in common shares were as follows:

	For the
	Six Months Ended	For the Period
	September 30,	Ended
	2006	March 31, 2006
Common shares outstanding - beginning of period	17,662,492	5,236
Common shares issued in connection with initial public offering	—	15,250,000
Common shares issued from underwriters’ over-allotment option exercised	—	2,100,000
Common shares issued as reinvestment of dividends	178,213	307,256
Common shares outstanding - end of period	17,840,705	17,662,492

Preferred Shares:  On September 14, 2005, the Fund’s Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. Preferred shares issued by the Fund have seniority over the common shares.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater.

The Fund has two series of Auction Market Preferred Shares (“AMPS”), M28 and F7. On September 14, 2005, the Fund issued 4,000 shares of Series M28 AMPS and 3,000 shares of Series F7 AMPS, with net asset and liquidation values of $25,000 per share plus accrued dividends for both series. Dividends on the AMPS are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually. As of September 30, 2006, the annualized dividend rates for the M28 and F7 series were 5.30% and 5.15%, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates.

The rate may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders. Preferred Shares, which are entitled to one vote per share, generally vote with the Common Shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended September 30, 2006 aggregated $ 526,282,623 and $ 534,573,870, respectively. Purchase and sales of U.S. government and agency securities, other than short-term securities, for the six months ended September 30, 2006 aggregated $ 73,879,945 and $ 34,429,734, respectively.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.90% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.32% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees,  trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6. OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended.

DIVIDEND REINVESTMENT PLAN

September 30, 2006 (unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator” or “BONY”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BONY as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BONY, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 101 Barclay Street, New York, New York 10286, 11E, Transfer Agent Services, (800) 433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES

September 30, 2006 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2006, are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the U.S. Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDING

September 30, 2006 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

NOTICE

September 30, 2006 (unaudited)

Notice is hearby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

INVESTMENT ADVISORY AGREEMENT

September 30, 2006 (unaudited)

On July 12, 2006, the Board of Trustees met in person to, among other things, review and consider the renewal of the Advisory Agreement. In its consideration of the Advisory Agreement, the Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by Clough.

Prior to beginning their review of the Advisory Agreement, counsel to the Fund, who also serve as independent counsel to the independent Trustees, discussed with the Trustees their fiduciary responsibilities in general and also specifically with respect to the renewal of the Advisory Agreement.

Mr. Canty, as Partner of Clough, next presented Clough’s materials regarding consideration of renewal of the investment advisory agreement. Mr. Canty discussed the organizational structure of Clough and the qualifications of Clough and its principals to act as the Fund’s adviser. He reviewed the professional experience of the portfolio managers, referring the Trustees to the biographies of Chuck Clough, Eric Brock, and himself, Partners at Clough, emphasizing that Mr. Clough, Mr. Brock, and he each had substantial experience as an investment professional. Mr. Canty stated that Clough is the investment adviser to the Fund, Clough Global Opportunities Fund, and the Clough Global Allocation Fund, all closed-end funds. The Trustees, all of whom currently serve as Trustees for the Fund, Clough Global Opportunities Fund, and Clough Global Allocation Fund, acknowledged their familiarity with the expertise and standing in the investment community of Messrs. Clough, Canty, and Brock, and their satisfaction with the expertise of Clough and the services provided by Clough to the Fund. The Trustees concluded that the portfolio management team was well qualified to serve the Fund in those functions.

Mr. Canty reviewed Clough’s current staffing as well as plans to add both investment and administrative staff to service the Fund managed, including adding analysts to increase global coverage of markets and industries. He described Clough’s procedures relating to compliance and oversight with respect to Clough’s brokerage allocation policies. He discussed Clough’s order management systems that contain pre-trade compliance functions that review each trade against certain of the Fund’s investment restrictions and applicable 1940 Act and Internal Revenue Code restrictions, and the efforts that Clough’s Chief Compliance Officer will undertake to summarize monthly for Clough’s management and quarterly for the Trustees any violations that may occur, as well any other violations detected through the manual monitoring that supplements the order management system’s testing. He reviewed the adequacy of Clough’s facilities. Mr. Canty further discussed the portfolio turnover rates of the Fund. The Trustees concluded that Clough appeared to have adequate procedures and personnel in place to ensure compliance by Clough with applicable law and with the Fund’s investment objectives and restrictions.

Mr. Canty next reviewed the terms of the Advisory Agreement, stating that Clough would receive a fee of 0.90% of the average daily total assets of the Fund. He then discussed the fees charged by Clough to other clients for which it provides comparable services. Mr. Canty discussed the actual dollar amount of management fees paid under the Advisory Agreement. The Trustees then reviewed Clough’s income statement for the year ended December 31, 2005, and its balance sheet as of that date. The Trustees further reviewed a profit and loss analysis as it relates to Clough’s advisory businesses.

Mr. Canty discussed the possible benefits Clough may accrue because of its relationship with the Fund as well as potential benefits that accrue to the Fund because of its relationship with Clough. Mr. Canty stated that Clough does not realize any direct benefits due to the allocation of brokerage and related transactions on behalf of the Fund.

The Board of Trustees reviewed and discussed materials prepared and distributed in advance of the meeting regarding the comparability of the investment advisory fee of the Fund with the investment advisory fees of other investment companies, which had been prepared at the request of ALPS by Lipper Analytical Services (“Lipper”.) The Board of Trustees also reviewed a separate Morningstar analysis.

For comparison, the Trustees first were presented with a Morningstar analysis comparing the proposed investment advisory fees of the Fund with investment advisory fees of long/short open-end investment companies. The average total expenses for the Morningstar long/short open-end investment companies were approximately 2.87%.

The Trustees then compared fees from five (5) closed-end investment companies that are leveraged (i.e., issue debt or preferred stock) versus the Fund’s fees. The investment advisory fee for this group ranged from 0.643% to Clough’s high of 0.90%, with a median of 0.804%. The total expenses for this group ranged from 0.836 % to 1.976%, with a median of 1.376%. The Fund’s total expenses were 1.527%.

The Trustees were also presented with the fees from six (6) long/short funds versus those of the Fund. The investment advisory fee for this group ranged from 0.75% to 2.50%, with a median of 0.948%. The total expenses for this group ranged from 1.136% to 3.99%, with a median of 1.992%.

The Trustees stated that the objectives of these funds in the two analyses differed from the Fund’s objectives and policies; however, the Trustees believed that the analyses provided a sufficient comparative universe.

The Trustees then reviewed the Fund’s performance as compared to the performance of a leveraged closed-end fund universe and long/short funds universe selected by Lipper. The Trustees first reviewed the Fund’s performance as compared to seven (7) long/short funds for one-year ended performance as of May 31, 2006. The performance ranged from the Fund’s high of 24.91% to a low of 1.62% with a median of 9.11%. The Trustees then reviewed performance data for the long/short funds as compared to the Fund from the Fund’s inception through May 31, 2006. The performance data ranged from the Fund’s high of 26.02% to 0.54%, with a median of 10.72%.

Next, the Trustees reviewed the performance comparison between the Fund versus five (5) leveraged closed-end funds. For the one year ended performance as of May 31, 2006, the performance data ranged from 29.43% to (1.15%) with a median of 20.11%. The Fund’s performance during such time period was 24.91%. The Trustees then reviewed the performance comparison for the leveraged closed-end funds versus the Fund from the Fund’s inception through May 31, 2006. The performance data ranged from 28.64% to 1.23% with a median of 19.06%. The Fund’s performance during such time period was 23.80%.

At this point, Mr. Burke and Mr. Canty, both “interested persons” of the Fund, as well as the other representatives of ALPS, left the meeting. The non-interested Trustees, with the assistance of legal counsel, reviewed and discussed in more detail the information that had been presented relating to Clough, the Advisory Agreement, and Clough’s profitability.

Mr. Burke, Mr. Canty, and the representatives of ALPS rejoined the meeting. The Board of Trustees of the Fund present in person, with the non-interested Trustees present in person voting separately, unanimously concluded that the investment advisory fee of 0.90% of the Fund’s total assets are fair and reasonable for the Fund and that the renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

TRUSTEES & OFFICERS

September 30, 2006 (unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Additional information about the Trustees is available, without charge, upon request by contacting the Fund at 1-877-256-8445.

INTERESTED TRUSTEES AND OFFICERS

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years* and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-
Name, Age and Address	of Time Served	by Trustee	seen by Trustee
James E. Canty Age - 44 One Post Office Square 40th Floor Boston, MA 02109	Trustee and Portfolio Manager/ Since Inception

Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Prior to founding Clough in 2000, Mr. Canty worked as a corporate and securities lawyer and Director of Investor Relations for Converse, Inc. from 1995 to 2000. He was a corporate and securities lawyer for the Boston offices of Gold-stein & Manello, P.C. from 1993 to 1995 and Bingham, Dana and Gould from 1990 to 1993. Mr. Canty served as an Adjunct Professor at Northeastern University from 1996 to 2000. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Allocation Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is considered an “interested” Trustee of the Fund.

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Edmund J. Burke Age - 45 1625 Broadway Ste. 2200 Denver, CO 80202	Principal Executive Officer and President/ Since Inception Trustee/ Since July 12, 2006	Mr. Burke is President and a Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is currently the President of Reaves Utility Income Fund and Financial Investors Trust, President and Trustee of Clough Global Allocation Fund and Clough Global Opportunities Fund and Trustee of Financial Investors Variable Insurance Trust.	3

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years* and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-
Name, Age and Address	of Time Served	by Trustee	seen by Trustee
Jeremy O. May Age - 36 1625 Broadway Ste. 2200 Denver, CO 80202	Treasurer/Since Inception

Mr. May is Managing Director of ALPS. Mr. May joined ALPS in 1995 as a Controller. Because of his position with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is currently the Treasurer of Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund and Financial Investors Trust.

N/A

Kim Storms Age - 34 1625 Broadway Ste. 2200 Denver, CO 80202	Assistant Treasurer/ Since July 13, 2005

Ms. Storms is Vice President and Director of Fund Administration. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund and Assistant Secretary of Ameristock Mutual Fund, Inc.

N/A

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years* and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-
Name, Age and Address	of Time Served	by Trustee	seen by Trustee
Erin Douglas Age - 29 1625 Broadway Ste. 2200 Denver, CO 80202	Secretary/Since Inception

Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in January 2003. Ms. Douglas is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Financial Investors Trust, Clough Global Allocation Fund and Clough Global Opportunities Fund.

N/A

Michael T.Akins Age - 30 1625 Broadway Ste. 2200 Denver, CO 80202	Chief Compliance Officer/ Since September 20, 2006

Mr. Akins is Deputy Chief Compliance Officer of ALPS. Mr. Akins served as Assistant Vice President and Compliance Officer for UMB Financial Corporation. Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation. Mr. Akins is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust and Reaves Utility Income Fund.

N/A

INDEPENDENT TRUSTEES

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years* and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-
Name, Age and Address	of Time Served	by Trustee	seen by Trustee
Andrew C. Boynton Age - 50 Carroll School of Management Boston College Fulton Hall 510 140 Comm. Ave Chestnut Hill, MA 02467	Trustee/Since Inception

Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. My Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland (“IMD”). Prior to that he was an Associate Professor at the Kenan-Flagler Business School, University of North Carolina, Chapel Hill from 1994 to 1996, Visiting Professor at IMD, Lausanne, Switzerland from 1992 to 1994 and Assistant Professor, Darden School, University of Virginia from 1987 to 1992. Mr. Boynton is also a Trustee of the Clough Global Allocation Fund and Clough Global Opportunities Fund.

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Robert Butler Age - 65 12 Harvard Drive Hingham, MA 02043	Trustee/Since Inception Chairman/ Since July 12, 2006

Mr. Butler is currently an independent consultant for businesses. Mr. Butler was President of the Pioneer Funds Distributor, Inc. from 1989 to 1998. He was Senior Vice-President from 1985 to 1988 and Executive Vice-President and Director from 1988 to 1999 of the Pioneer Group, Inc. While at the Pioneer Group, Inc. until his retirement in 1999, Mr. Butler was a Director or Supervisory Board member of a number of subsidiary and affiliated companies, including: Pioneer First Polish Investment Fund, JSC, Pioneer Czech Investment Company and Pioneer Global Equity Fund PLC. From 1975 to 1984 Mr. Butler was a Vice-President of the National Association of Securities Dealers. Mr. Butler is currently Chairman and Trustee of the Clough Global Allocation Fund and Clough Global Opportunities Fund.

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		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years* and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-
Name, Age and Address	of Time Served	by Trustee	seen by Trustee
Mr. Adam Crescenzi Age - 64 100 Walden Street Concord, MA 01742	Trustee/Since Inception	Mr. Crescenzi is a founding partner of Telos Partners, a business advisory firm founded in 1998. Prior to that, he served as Executive Vice President of CSC Index. Mr. Crescenzi is currently a Trustee of Dean College and Clough Global Allocation Fund, Clough Global Opportunities Fund, and Chairman of the Board of Directors of Creative Realities and ICEX, Inc. Mr. Crescenzi is an active member of the Strategic Committee of the Patrons of Boston College McMullen Museum of Arts.	3

John F. Mee, Esq. Age - 63 1625 Broadway Ste. 2200 Denver, CO 80202	Trustee/Since Inception	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He was an instructor in the Harvard Law School Trial Advocacy Work-shop from 1990 to 2002. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of Holy Cross Alumni Association and Board of Trustees of the Clough Global Allocation Fund and Clough Global Opportunities Fund.	3

Richard C. Rantzow Age - 68 1625 Broadway Ste. 2200 Denver, CO 80202	Trustee/Since Inception Vice Chairman/ Since July 12, 2006	Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc. (manufacturer). Prior to that, Mr. Rantzow was Managing Partner (until 1990) of the Memphis office of Ernst & Young. Mr. Rantzow is also Vice-Chairman and Trustee of the Clough Global Allocation Fund and Clough Global Opportunities Fund.	3

Jerry G. Rutledge Age - 62 2745 Springmede Court Colorado Springs, CO 80906	Trustee/Since Inception	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank, a Regent of the University of Colorado and a Trustee of Clough Global Allocation Fund and Clough Global Opportunities Fund.	3

CLOUGH GLOBAL EQUITY FUND
1625 Broadway, Suite 2200
Denver, CO 80202
1-877-256-8445

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www. cloughglobal.com or call 1-877-256-8445.

Item 2.  Code of Ethics.

Not applicable to semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.  Principal Accounting Fees and Services.

Not applicable to semi-annual report.

Item 5.  Audit Committee of Listed Registrant.

Not applicable.

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8:  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

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Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board to Trustees.

Item 11.  Controls and Procedures.

(a)            The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended)  during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)  A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President

Date:	December 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	December 8, 2006

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	December 8, 2006

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